UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2024

Floor & Decor Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38070	27-3730271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway SE Atlanta, GA	30339
(Address of principal executive offices)	(Zip Code)

(404) 471-1634

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	FND	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On May 8, 2024, Floor & Decor Holdings, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) virtually.  The issued and outstanding shares of stock of the Company entitled to vote at the Annual Meeting consisted of the 107,010,712 shares of common stock outstanding on the record date, March 13, 2024.  The common stockholders of the Company voted on four matters at the Annual Meeting, all of which were approved.  The final voting results from the Annual Meeting as of May 8, 2024, as certified by the inspector of election, were as follows:

(1)	A proposal to elect eleven directors for one-year terms expiring at the 2025 Annual Meeting of Stockholders once their respective successors have been duly elected and qualified or until their earlier resignation or removal:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Norman Axelrod	94,103,988	1,280,585	74,698	4,967,118
William Giles	95,299,728	85,605	73,938	4,967,118
Dwight James	93,985,235	1,399,896	74,140	4,967,118
Melissa Kersey	95,115,267	270,348	73,656	4,967,118
Ryan Marshall	95,297,317	87,787	74,167	4,967,118
Peter Starrett	94,645,870	739,323	74,078	4,967,118
Richard Sullivan	94,871,777	513,398	74,096	4,967,118
Thomas Taylor	95,148,850	243,586	66,835	4,967,118
Felicia Thornton	86,561,654	8,823,856	73,761	4,967,118
George Vincent West	94,793,448	598,335	67,488	4,967,118
Charles Young	92,832,871	2,543,853	82,547	4,967,118

(2)	A proposal to ratify the appointment of Ernst & Young LLP as independent auditors for the Company’s 2024 fiscal year:

FOR	AGAINST	ABSTAIN
100,240,951	150,853	34,585

(3)	A proposal to approve, by non-binding vote, the compensation paid to the Company’s named executive officers for the Company’s fiscal year ended December 28, 2023, as disclosed in the Company’s proxy materials (commonly known as a “say-on-pay” proposal):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
83,712,419	11,019,585	727,267	4,967,118

(4)	A proposal to recommend, by non-binding vote, the frequency of future advisory votes on executive compensation (commonly known as a “say-on-frequency” proposal):

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
94,830,130	171,499	388,456	69,186

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOOR & DECOR HOLDINGS, INC.

Date: May 10, 2024	By:	/s/ David V. Christopherson
	Name:	David V. Christopherson
	Title:	Executive Vice President, Chief Administrative Officer & Chief Legal Officer